                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             NATIONWIDE MUTUAL FUNDS
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:___________

2)   Aggregate number of securities to which transaction applies:___________

3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                      John H. Grady                [GARTMORE FUNDS LOGO]
[PICTURE OMITTED]     President & CEO              1200 River Road, Suite 1000
                      Gartmore Funds               Conshohocken, PA  19428

June 11, 2007

Dear Valued Shareholder:

Please help me. I need your proxy vote.

The Special Meeting of Shareholders  originally held on April 23, 2007, has been adjourned  once  again  due to a lack of  shareholder  participation.  Of our 49 funds, all but 6 have received  sufficient voting to conduct the formal business of the Meeting.

On the  record  date  set for the  Meeting  by the  Fund  Trustees,  you  were a shareholder  of 1 or more of  these 6 funds  and we have not yet  received  your proxy  vote.  We at Gartmore  Funds want to continue to be faithful  stewards of your  investment  capital.  Please help us hold the Special Meeting and continue with the business of managing your investment  with Gartmore Funds.  Even if you have redeemed your shares since the record date, only you have the right to vote those shares and we still need your vote.

More  information  can be found in the proxy  statement,  which  was  previously mailed to you.  If you need  another  copy of the proxy  statement,  or have any proxy-related questions, please call 1-800-398-1247 for assistance.

It is critical  that we receive  enough  votes to complete  the  business of the
Meeting without additional delay.  However you choose to vote, your vote matters and will help us to obtain the required number of votes to complete the Meeting.
The Special  Meeting of Shareholders  has been adjourned until Monday,  July 16,
2007,  to allow you more time to  respond.  Please help us by taking a moment to cast your vote today. Thank you in advance for your participation.

Sincerely,

/s/John H. Grady

--------------------------------------------------------------------------------

Please  take a moment  now to cast your vote  using  one of the  options  listed below:

[GRAPHIC OMITTED]   1.   Vote by  touch-tone  phone.  You may cast  your vote by
                         telephone by calling the toll-free  number found on the
                         enclosed proxy ballot(s).

[GRAPHIC OMITTED]   2.   Vote via the Internet. You may cast your vote using the
                         Internet by logging onto the Internet  address  located
                         on the  enclosed  proxy  ballot(s)  and  following  the
                         instructions on the website.

[GRAPHIC OMITTED]   3.   Vote by Mail. You may cast your vote by signing, dating
                         and  mailing   the   enclosed   proxy   ballot  in  the
                         postage-prepaid return envelope provided.  Please allow
                         enough time so that your vote will be received no later
                         than July 13, 2007.